FOR IMMEDIATE RELEASE

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Media: Brandi Martin — 336-436-8263
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THOMAS PIKE TO JOIN LABCORP AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF ITS DRUG DEVELOPMENT BUSINESS UNIT

Mr. Pike Brings 30 Years of Industry Experience and a Proven Track Record of Driving Growth

BURLINGTON, N.C., Jan. 5, 2023 — Labcorp (NYSE: LH), a leading global life sciences company, today announced that Thomas (Tom) Pike will join Labcorp as president and chief executive officer of its Drug Development Clinical Development business unit on Jan. 9, 2023. Until the planned spin-off of the Clinical Development business, which is expected to occur in mid-2023, Mr. Pike will report to Labcorp’s chairman and CEO Adam Schechter. At the time of the spin-off, Mr. Pike will serve as the chief executive officer and chairman of the Board of the independent, publicly listed company. In the coming months, Labcorp will announce the Board of Directors of the new company, including its lead independent director.
“Tom’s global leadership experience and proven record in the contract research organization (CRO), healthcare and services industries make him the ideal person to lead the Clinical Development business in its next chapter,” said Adam Schechter, chairman and CEO of Labcorp. “Tom has the strategic vision and deep operational experience to expand the new company’s market position, accelerate growth and deliver value for customers and stakeholders. I am confident in his ability to build on the Clinical Development business and position it for continued success.”
“Labcorp’s Clinical Development business is a leading global CRO with significant growth opportunities today and in the future, and it is my honor to take the reins as we continue our progress towards becoming an independent company,” said Mr. Pike. “As an independent company with access to Labcorp’s deep health and clinical data set, the Clinical Development business will have increased agility to invest in innovation to better serve customers and advance life-saving therapies. I am excited to begin working closely with the team on developing a long-term growth strategy that will benefit patients, customers, employees and our future shareholders.”
Paul Kirchgraber, M.D., currently CEO of Labcorp’s Drug Development business, has decided to pursue other opportunities outside of the company upon completion of the spin-off. Dr. Kirchgraber will continue with Labcorp as EVP and CEO leading the Early Development, Central Laboratories and Global Oncology businesses, and remain with Labcorp until the completion of the spin-off to assist with a smooth transition.
About Tom Pike
Tom Pike has more than 30 years of industry experience. Most recently, he co-founded, advised and served as a director for several healthcare and technology services companies with a focus on patients and clinical research sites. Prior to that, Mr. Pike served as CEO and board member of Quintiles Transnational Holdings, Inc. (Quintiles), a leading fully integrated biopharmaceutical services company offering clinical, commercial and consulting solutions worldwide. Under Mr. Pike’s leadership, Quintiles was named one of the world’s Most Ethical Companies and Most Admired Companies by Fortune magazine. During his tenure, he also led the launch of Q2 Solutions, a clinical trial laboratory services organization, in a joint-venture transaction. Mr. Pike led Quintiles through a successful IPO, helping it grow into a Fortune 500 company with 36,000 employees worldwide. Mr. Pike retired as vice chairman of the merged Quintiles and IMS.
Prior to Quintiles, Mr. Pike had a distinguished career at Accenture in executive roles, including Chief Risk Officer and Managing Director of the North America Health and Products business areas. Prior to that, he was the global Chief Operating Officer for Accenture’s Resources operating group, and he also served as Accenture’s Chief Strategy Officer and a member of the executive leadership team for Accenture’s IPO in July 2001. Earlier, he was at McKinsey

& Company and currently serves on the board of Martin Marietta Materials, Inc. (MLM). Mr. Pike earned his Bachelor of Science in accounting from the University of Delaware.
About Labcorp
Labcorp is a leading global life sciences company that provides vital information to help doctors, hospitals, pharmaceutical companies, researchers, and patients make clear and confident decisions. Through our unparalleled diagnostics and drug development capabilities, we provide insights and accelerate innovations to improve health and improve lives. With over 75,000 employees, we serve clients in more than 100 countries. Labcorp (NYSE: LH) reported revenue of $16 billion in FY2021. Learn more about us at www.Labcorp.com or follow us on LinkedIn and Twitter @Labcorp.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements, including but not limited to statements with respect to the proposed spin-off of the Clinical Development business (“CD”), including statements regarding the expectation that the transaction will be consummated, the anticipated timing of the transaction, the benefits of the transaction, the opportunities for future growth and the leadership of the CD business.
Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond Labcorp’s control, including without limitation: (i) uncertainties as to the completion and timing of the transaction; (ii) the failure to obtain appropriate assurances regarding the tax-free nature of the spin-off; (iii) the receipt of regulatory approvals; (iv) the effect of the announcement or pendency of the transaction on Labcorp’s business relationships, operating results, and business generally; (v) unexpected issues that arise in the continued planning for the transaction; (vi) the failure to have the Form 10 registration statement that will be filed with the SEC declared effective on a timely basis, or at all; (vii) risks that the proposed transaction disrupts current plans and operations of Labcorp or CD; (viii) potential difficulties as a result of the transaction with Labcorp or CD employee retention; (ix) risks related to diverting management’s attention from Labcorp and CD’s ongoing business operations; (x) the ability of Labcorp to successfully separate CD operations from Labcorp’s ongoing operations; (xi) market receptiveness to effect transactions in the capital markets; (xii) market reaction to the announcement and planning for the transaction; (xiii) continued availability and actual performance of leadership and (xiv) other risks that relate more generally to ongoing business operations, including the trading price of Labcorp’s stock, competitive actions and other unforeseen changes and general uncertainties in the marketplace, changes in government regulations, including healthcare reform, customer purchasing decisions, including changes in payer regulations or policies, other adverse actions of governmental and third-party payers, changes in testing guidelines or recommendations, federal, state, and local government responses to the COVID-19 pandemic, the impact of global geopolitical events, the effect of public opinion on the company’s reputation, adverse results in material litigation matters, the impact of changes in tax laws and regulations, failure to maintain or develop customer relationships, the company's ability to develop or acquire new products and adapt to technological changes, failure in information technology, systems or data security, the impact of potential losses under repurchase agreements, adverse weather conditions, the number of revenue days in a financial period, employee relations, personnel costs, inflation, and the effect of exchange rate fluctuations. These factors, in some cases, have affected and in the future (together with other factors) could affect Labcorp’s ability to implement its business strategy, including the proposed spin-off, and actual results could differ materially from those suggested by these forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of the forward-looking statements.
Labcorp has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in Labcorp’s most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in Labcorp’s other filings with the SEC. The information in this press release should be read in conjunction with a review of Labcorp’s filings with the SEC including the information in Labcorp’s most recent Annual Report on Form 10-K, and subsequent Forms 10-Q, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
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